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                            SCHEDULE 14A INFORMATION

          PROXY STATEMENT PURSUANT TO SECTION 14(a) OF THE SECURITIES
                  EXCHANGE ACT OF 1934 (AMENDMENT NO.       )

FILED BY THE REGISTRANT [X]       FILED BY A PARTY OTHER THAN THE REGISTRANT [ ]

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Check the appropriate box:
[ ] Preliminary Proxy Statement
[ ] Definitive Proxy Statement
[ ] Definitive Additional Materials
[X] Soliciting Material Pursuant to sec.240.14a-11(c) or sec.240.14a-12
[ ] Confidential, for Use of the Commission Only (as permitted by Rule
    14a-6(e)(2))

                             Infinium Software, Inc
                (Name of Registrant as Specified In Its Charter)

                                 Not Applicable
                   (Name of Person(s) Filing Proxy Statement)

PAYMENT OF FILING FEE (CHECK THE APPROPRIATE BOX):
[X] No fee required.
[ ] Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.

    1) Title of each class of securities to which transaction applies:

    2) Aggregate number of securities to which transaction applies:

    3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):

    4) Proposed maximum aggregate value of transaction:

    5) Total fee paid:

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule
    0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

    1) Amount Previously Paid:

    2) Form, Schedule or Registration Statement No.:

    3) Filing Party:

    4) Date Filed:

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                         FILING PURSUANT TO RULE 14a-12

     This filing is being made pursuant to Rule 14a-12 under the Securities Exchange Act of 1934, as amended. This filing contains statements about Infinium Software, Inc. ("Infinium"), SSA Global Technologies, Inc. ("SSA") and the proposed acquisition of Infinium by SSA. Statements in this filing regarding the proposed acquisition, the expected timetable for completing the acquisition, future financial and operating results, benefits and synergies of the acquisition, future opportunities for the combined company, benefits to be derived from the proposed acquisition and any other statements about Infinium or SSA's managements' future expectations, beliefs, goals, plans or prospects constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995. Any statements that are not statements of historical fact (including statements containing the words "believes," "plans," "anticipates," "expects," estimates and similar expressions) should also be considered to be forward-looking statements. There are a number of important factors that could cause actual results or events to differ materially from those indicated by such forward-looking statements, including: the ability to consummate the transaction, the ability to realize anticipated synergies and cost savings and the other factors described in Infinium's Annual Report on Form 10-K for the fiscal year ended September 30, 2001 and its most recent quarterly report filed with the SEC. Infinium and SSA expressly disclaim any intention or obligation to update any forward-looking statements as a result of developments occurring after the date of this filing.


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     The following is a communication that was distributed by Infinium Software,
Inc. to its employees on November 25, 2002 pertaining to the proposed acquisition of Infinium by SSA.

TO:       All Infinium employees

FROM:     Jim McGowan

RE:       Acquisition Update

DATE:     November 25, 2002


It has been about four weeks since we announced the signing of the definitive agreement to be acquired by SSA GT. I would like to take this opportunity to update you on the key acquisition-related activities that have taken place since then, and to respond to some commonly-asked questions.

ACTIVITIES UPDATE

As of today, SSA has met with functional areas at Infinium locations worldwide.

The SSA management team has been very impressed by the quality and effectiveness of our business processes and the caliber of the employees we have at Infinium. Representatives from SSA will continue their on-site review of our business over the next few weeks. The information they are gathering will be the basis for making their plans on how the business functions will be integrated.

QUESTIONS

Here are the answers to the top four questions we have received.

1. CAN YOU ANSWER MY INDIVIDUAL QUESTIONS ABOUT THE DECISION-MAKING PROCESS AT THE BOARD AND MANAGEMENT LEVEL?

I have received some in-depth questions from employees about the decision-making process regarding mergers and acquisitions - both here at Infinium and at corporations in general. Because we are a public company, I cannot respond to questions of this nature individually. However, information about the decision-making process is available through our disclosure in our proxy statement. This ensures that all stock and option holders, including employees, receive the same information at the same time about that process.

2. WHEN WILL DECISIONS ABOUT POSITIONS AND BENEFITS BE COMMUNICATED?

We expect that these decisions will be communicated shortly after the acquisition closes. Regarding benefits, SSA and Infinium have different providers for health, dental and insurance coverage. SSA is working with regional benefit brokers to offer choices for all employees and to ensure that their benefits offerings continue to be competitive. In North America, both Infinium and SSA use Gallagher & Associates as their benefit broker. Gallagher is currently reviewing the plan offerings of both companies and will be working with SSA's HR management to make recommendations on how we transition the plans. The same will be happening in Infinium's international locations using local brokers.

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3. ARE WE STILL ON TARGET FOR A CLOSING DATE BEFORE JANUARY 1?

The answer to this is yes. On November 21, we mailed our final proxy to all shareholders and are calling a Shareholder Meeting for December 20, 2002. Assuming shareholder approval of the merger at that meeting, the closing for the merger will likely take place immediately following the meeting.

4. HOW MANY SHARES OF STOCK OR STOCK OPTIONS DO I HAVE; WHAT WERE THE HISTORICAL PRICES OF THE ESPP PROGRAM; AND HOW WILL I KNOW HOW TO TURN THESE IN AFTER THE ACQUISITION CLOSES?

For Stock Option information and to access your E-Trade account, please contact E*Trade directly in either of the two following ways:

     -    Go to www.optionslink.com; or

     - Call E*Trade at 1-800-838-0908 to reach a representative, then press #0 (you may have to press it twice)

For ESPP or Common Restricted Stock Certificates, please call Equiserve to verify number of certificates issued or to verify current address:

         Shareholder Services                877-282-1168
         International Shareholders          816-843-4299

To find historical pricing information for the ESPP, please go to the Intranet and select '2002 Infinium Handbook--Employee Benefits & Employment Policies--Employee Stock Purchase Plan--Q&A'.

Information detailing how stock certificates should be turned in after the acquisition closes will be sent out to all shareholders after the closing.

FUTURE UPDATES

We will continue to update you over the next few weeks if and when new information becomes available. If you have additional questions that your management team can't answer, please forward them to Mary Murphy and she will ensure that you get a response.

                                     * * *

IMPORTANT ADDITIONAL INFORMATION HAS BEEN FILED WITH THE SEC

     Infinium Software filed with the SEC a Proxy Statement in connection with the proposed merger. The Proxy Statement was mailed on or about November 21, 2002 to all shareholders of record as of the close of business on November 18, 2002. The Proxy Statement contains important information about Infinium, SSA Global Technologies,

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the transaction and related matters. Investors and security holders are urged to read the Proxy Statement carefully.

Investors and security holders are able to obtain free copies of the Proxy Statement and other documents filed with the SEC by Infinium through the web site maintained by the SEC at www.sec.gov. In addition, investors and security holders will be able to obtain free copies of the Proxy Statement from Infinium by contacting those named at the top of this release.

Infinium, SSA Global Technologies, and their respective directors and executive officers, may be deemed to be participants in the solicitation of proxies in respect of the transactions contemplated by the merger agreement. Information regarding Infinium's directors and executive officers is contained in Infinium's Definitive Proxy Statement dated November 21, 2002, its Form 10-K for the fiscal year ended September 30, 2001 and its Proxy Statement dated January 3, 2002, all of which are filed with the SEC. As of October 1, 2002, Infinium's directors and executive officers beneficially owned approximately 22.5 percent of Infinium's common stock. In addition, all outstanding Infinium options and restricted stock, whether or not vested, including those held by directors and executive officers, will be cashed out in the merger and executive officers will be entitled to certain severance benefits under existing agreements. A more complete description is available in the Proxy Statement.